UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Shutterfly, Inc.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 21, 2016. SHUTTERFLY, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 22, 2016 Date: June 21, 2016 Time: 11:00 AM PDT Location: Hotel Sofitel 223 Twin Dolphin Drive Redwood City, California 94065 SHUTTERFLY INC SHUTTERFLY, INC. 2800 BRIDGE PARKWAY REDWOOD CITY, CA 94065 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice & Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET: www.proxyvote.com BY TELEPHONE: 1-800-579-1639 BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 7, 2016 to facilitate timely delivery. How to Vote Please Choose One of the Following Voting Methods Vote In Person: You may choose to attend and vote in person at the Annual Meeting. A ballot will be provided to stockholders of record who attend the Annual Meeting and wish to vote in person. If you are a beneficial owner of shares held in “street name,” please check the proxy materials available online for how to attend and vote in person at the Annual Meeting. Please check the proxy materials available online for any special admission requirements and directions and Annual Meeting location. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Phone: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR ALL the Class I Director nominees:
1. Election of Directors Nominees
01. Christopher North
02. Elizabeth Rafael
03. Michael Zeisser
The Board of Directors recommends you vote FOR proposals 2 and 3.
2. To approve, on an advisory basis, the compensation of Shutterfly’s named executive officers.
3. To ratify the selection of PricewaterhouseCoopers LLP as Shutterfly’s independent registered public accounting firm for the fiscal year ending December 31, 2016.
NOTE: To conduct any other business properly brought before the meeting.